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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2006

                                ________________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                ________________



       Cayman Islands                 001-16855                 98-0362785
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                P.O. Box HM 2939
 Crown House, Third Floor, 4 Par-la-Ville Road
                 Hamilton HM12
                    Bermuda                                          N/A
    (Address of Principal Executive Offices)                     (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

          On May 26, 2006, Scottish Re Group Limited (the "Company") made available on its website supplemental financial information with respect to its financial results for the quarter ended March 31, 2006. This information is included as Exhibit 99.1 to this Current Report and incorporated by reference herein.

          The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Supplemental financial information with respect to the quarter ended March 31, 2006.


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

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            SCOTTISH RE GROUP LIMITED


                            By:   /s/ Paul Goldean
                                  -------------------------------------------
                                  Paul Goldean
                                  Executive Vice President and General Counsel



Dated:  June 2, 2006



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

                                INDEX TO EXHIBITS

Number           Description
------           -----------
99.1             Supplemental financial information with respect to the quarter ended March 31, 2006.




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